UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05723

Name of Fund:  BlackRock Emerging Markets Fund, Inc.

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Emerging Markets Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 10/31/2015

Date of reporting period: 10/31/2015

Item 1 – Report to Stockholders

OCTOBER 31, 2015

ANNUAL REPORT

BlackRock Emerging Markets Fund, Inc.

BlackRock Latin America Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	OCTOBER 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions were the overarching themes driving financial markets during the 12-month period ended October 31, 2015. U.S. economic growth was picking up considerably toward the end of 2014, while the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite expectations that the Federal Reserve (the “Fed”) would eventually be inclined to raise short-term interest rates, while international markets struggled even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, fueling a sell-off in energy-related assets and emerging markets. U.S. Treasury bonds benefited as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks temporarily abated, and the U.S. economy hit a soft patch amid a harsh winter and a west coast port strike. High valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia began to improve, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar posed another significant headwind for the asset class.

U.S. economic growth regained momentum in the second quarter, helping U.S. stocks resume an upward path; however, the improving data underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse. These concerns abated when the Greek parliament passed a series of austerity and reform measures in July. But the market’s calm was short-lived. Signs of weakness in China’s economy sparked extreme levels of volatility in Chinese equities despite policymakers’ attempts to stabilize the market.

Higher volatility spread through markets globally in the third quarter as further evidence of deceleration in China stoked worries about overall global growth. Weakening Chinese demand caused oil prices to slide once again and ignited another steep sell-off in emerging markets. Speculation as to whether the Fed would raise rates at its September meeting further fueled global volatility. Ultimately, the Fed postponed the rate hike, but this brought little relief in the markets as the central bank’s decision reinforced investors’ concerns about the state of the global economy. Stock markets finished the third quarter with the worst performance since 2011. High yield bonds also declined, while higher quality assets, including U.S. Treasury bonds, municipal bonds and investment grade credit benefited from investors seeking shelter amid global uncertainty.

The period ended with a strong October rally in risk assets. Given the recent scarcity of evidence of global growth, equity markets had become more reliant on central banks to drive performance. Although October brought generally soft economic data and lower growth estimates, global equities powered higher as China’s central bank provided more stimulus, the European Central Bank poised for more easing and soft U.S. data pushed back expectations for a Fed rate hike. Treasury bonds declined in October while all other asset classes benefited from investors’ increased risk appetite.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.77%	5.20%
U.S. small cap equities (Russell 2000® Index)	(4.12)	0.34
International equities (MSCI Europe, Australasia, Far East Index)	(6.44)	(0.07)
Emerging market equities (MSCI Emerging Markets Index)	(17.75)	(14.53)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.02)	3.57
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.10)	1.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.58	2.87
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.38)	(1.91)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2015	BlackRock Emerging Markets Fund, Inc.

Investment Objective

BlackRock Emerging Markets Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended October 31, 2015, the Fund underperformed the benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

•

The Fund’s underperformance compared to benchmark was driven in part by its Korean positioning, especially due to its bias toward names focused on developed market growth. In particular, exposure to information technology (“IT”) hardware manufacturers such as SK Hynix, Inc., Wonik IPS Co. Ltd. and LG Display Co., Ltd. detracted from returns amid a slowdown in global demand and prolonged inventory expansion. In Brazil, holdings in the lending institution Itau Unibanco Holding SA and the education provider Kroton Educacional SA detracted, as structural issues continue to plague the Brazilian economy and policymakers have been unable to make the adjustments needed to restore fiscal stability. Stock selection in China also detracted over the period amid increased volatility in that country’s on-shore equity market.

•

An overweight and stock selection in Russia constituted the main contributors for the period, led by an off-benchmark position in the software exporter Luxoft Holding, Inc. (founded in Russia but now based in Switzerland), which stands to benefit from the broader European recovery and favorable currency dynamics. The Fund’s underweight in energy also contributed to performance amid weak commodity prices throughout the 12-month period.

•	In addition, at the end of the period, the Fund held a temporary large cash balance that had no material effect on performance.

Describe recent portfolio activity.

•

During the period, the Fund shifted away from its longstanding bias toward companies reliant on growing demand from developed markets, and toward those more domestically focused. Specifically, the Fund reduced exposure to IT, exiting positions in the Chinese Internet search firm Baidu, Inc. and in LG Display Co., Ltd., while increasing its allocation in both the consumer staples and consumer discretionary sectors. As a result, allocations in China and Russia were increased. Most notably, the Fund initiated positions in the Chinese travel agency Ctrip, and the Russian/Swiss software exporter, Luxoft Holding, Inc., both of which have been strong performers since their purchases.

Describe portfolio positioning at period end.

•

Relative to the MSCI Emerging Markets Index, the Fund remained overweight in what the investment advisor believes are reasonably-valued financial stocks, and in issues that stand to benefit from the domestic emerging market consumer. Conversely, the Fund continues to be underweight Malaysia, telecommunication services and industrials.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Bank of China Ltd., Class H	5%
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR	4
Tencent Holdings Ltd.	4
SK Telecom Co. Ltd.	3
Naspers Ltd., Class N	3
SK Hynix, Inc.	3
China Overseas Land & Investment Ltd.	3
CNOOC Ltd.	3
Grupo Financiero Banorte SAB de CV, Series O	2
Luxoft Holding, Inc.	2

Geographic Allocation	Percent of Long-Term Investments

China	21%
Taiwan	12
South Korea	10
India	9
Hong Kong	8
South Africa	6
Mexico	6
Brazil	6
Russia	5
United States	3
Thailand	3
Switzerland	2
Austria	2
Philippines	2
Turkey	1
United Arab Emirates	1
Germany	1
Indonesia	1
Peru	1

4	ANNUAL REPORT	OCTOBER 31, 2015

BlackRock Emerging Markets Fund, Inc.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of issuers located in countries with developing capital markets.

[3]

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Performance Summary for the Period Ended October 31, 2015

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(19.31)%	(19.24)%	N/A	(3.46)%	N/A	4.97%	N/A
Investor A	(19.54)	(19.67)	(23.89)%	(3.83)	(4.86)%	4.61	4.05%
Investor C	(19.91)	(20.28)	(21.08)	(4.63)	(4.63)	3.76	3.76
MSCI Emerging Markets Index	(17.75)	(14.53)	N/A	(2.80)	N/A	5.70	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period[5]	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$806.90	$5.47	$1,000.00	$1,019.16	$6.11	1.20%
Investor A	$1,000.00	$804.60	$7.60	$1,000.00	$1,016.79	$8.49	1.67%
Investor C	$1,000.00	$800.90	$11.30	$1,000.00	$1,012.65	$12.63	2.49%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

ANNUAL REPORT	OCTOBER 31, 2015	5

Fund Summary as of October 31, 2015	BlackRock Latin America Fund, Inc.

Investment Objective

BlackRock Latin America Fund Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing primarily in Latin American equity and debt securities.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended October 31, 2015, the Fund outperformed its benchmark, the MSCI Emerging Markets Latin America Index.

What factors influenced performance?

•

Stock selection in Brazil was the largest contributor to performance for the 12-month period. An overweight to Mexico also contributed positively as that market was supported by improvements in the domestic economy. In addition, an underweight to Brazil benefited performance as economic and political uncertainty acted as headwinds for that country’s economy. At the individual stock level, an underweight to the state-owned oil company Petrobras (Petróleo Brasileiro S.A.) was the most significant contributor during the period. Volatility in crude oil prices, the ongoing investigation of the company and political turmoil within Brazil were the primary drivers of Petrobras’ poor performance. An underweight to the metals & mining company Vale SA also contributed positively, as the stock suffered from reduced demand and falling prices for commodities, in particular iron ore. Lastly, an overweight to the paper & forest products company Fibria Celulose SA added to returns, as the stock benefited from a weaker Brazilian currency and posted positive returns in U.S. dollar terms during the period.

•

An underweight to Chile was the largest detractor from returns during the period as the country was a strong relative performer. Stock selection in Peru also weighed on returns, although this was somewhat offset by the positive effects of an overweight position there. The largest individual detractors were overweights to the Brazilian secondary education provider Kroton Educacional SA, the Mexican multinational building materials company Cemex SAB de CV and the Brazilian insurance company BB Seguridade Participacoes SA. In Brazil, Kroton Educacional was hurt by budget constraints and changes to government-financed student loans, while in Mexico, Cemex was negatively impacted by the U.S. dollar-denominated debt on its balance sheet. The underperformance of BB Seguridade’s shares was driven by the weakening of the Brazilian economy and the company’s ties to state-controlled Banco do Brasil.

Describe recent portfolio activity.

•

During the period, the Fund increased exposure to Mexico, reduced its weighting in Brazil and introduced off-benchmark exposure to Argentina via the oil company YPF. In Mexico, the Fund added exposure to banks given improvements in loan growth within the country. The Fund also added to its holdings in the consumer sector in Mexico by increasing its weightings in FEMSA and in Wal-Mart de Mexico SAB de CV. Conversely, exposure to media stocks in Mexico was reduced on concerns over falling broadcast revenues. Within Brazil, the Fund reduced exposure to banks and retailers, especially Banco Itaú, Banco Bradesco SA and the retail giant Companhia Brasileira de Distribuicao, in view of ongoing weakness in the Brazilian economy. The Fund exited the Brazilian education sub-sector on concerns over tighter guidelines on government-financed student loans. Exposure was added to Brazilian telecommunications firm Telefonica on expectations of synergy gains from its GVT broadband acquisition, and to pulp producer Fibria Celulose on expected benefits from a weaker Brazilian currency. At the sector level, the Fund increased its exposure to materials, especially copper, by adding to Southern Copper Corp. (Peru) and initiating positions in the mining firms Grupo Mexico SAB de CV and Antofagasta PLC (Chile). All three companies are low-cost producers, and the outlook for copper is supported by low production over the foreseeable future.

Describe portfolio positioning at period end.

•

The Fund was defensively positioned, especially in Brazil, where economic fundamentals continue to deteriorate. In addition, the Fund was overweight in Mexico and Peru, underweight Chile, Colombia and Brazil relative to the benchmark, and had a non-benchmark position in Argentina. From a sector perspective, the Fund was overweight financials and materials, and underweight utilities.

6	ANNUAL REPORT	OCTOBER 31, 2015

BlackRock Latin America Fund, Inc.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Fomento Economico Mexicano SAB de CV – ADR	7%
AMBEV SA	6
Grupo Financiero Banorte SAB de CV, Series O	5
Itau Unibanco Holding SA, Preference Shares – ADR	5
Cemex SAB de CV – ADR	5
Credicorp Ltd.	4
America Movil SAB de CV	4
Wal-Mart de Mexico SAB de CV	4
Banco Bradesco SA – ADR	4
BB Seguridade Participacoes SA	4

Geographic Allocation	Percent of Long-Term Investments

Brazil	45%
Mexico	42
Peru	8
Chile	3
Argentina	1
Colombia	1

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in Latin American securities.

[3]	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets in Latin America.

Performance Summary for the Period Ended October 31, 2015

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(23.00)%	(33.77)%	N/A	(12.86)%	N/A	3.25%	N/A
Investor A	(23.12)	(33.96)	(37.43)%	(13.09)	(14.03)%	2.98	2.42%
Investor B	(23.62)	(34.71)	(37.63)	(13.91)	(14.26)	2.28	2.28
Investor C	(23.47)	(34.53)	(35.18)	(13.81)	(13.81)	2.15	2.15
MSCI Emerging Markets Latin America Index	(24.61)	(34.83)	N/A	(12.46)	N/A	2.94	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

ANNUAL REPORT	OCTOBER 31, 2015	7

BlackRock Latin America Fund, Inc.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period[5]	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$770.00	$5.76	$1,000.00	$1,018.70	$6.56	1.29%
Investor A	$1,000.00	$768.80	$7.04	$1,000.00	$1,017.24	$8.03	1.58%
Investor B	$1,000.00	$763.80	$12.54	$1,000.00	$1,010.99	$14.29	2.82%
Investor C	$1,000.00	$765.30	$10.90	$1,000.00	$1,012.85	$12.43	2.45%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

8	ANNUAL REPORT	OCTOBER 31, 2015

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares (available only in BlackRock Latin America Fund, Inc.) are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

On June 23, 2015, all of the issued and outstanding Investor B Shares of BlackRock Emerging Markets Fund, Inc. were converted into Investor A Shares of BlackRock Emerging Markets Fund, Inc. with the same aggregate net asset value (“NAV”).

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor, waived a portion of the Funds’ expenses. Without such waiver, the Funds’ performance would have been lower. The Manager is under no obligation to waive or to continue waiving its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 6 of the Notes to Financial Statements for additional information on waivers.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on previous pages (which are based on a hypothetical investment of $1,000 invested on May 1, 2015 and held through October 31, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ANNUAL REPORT	OCTOBER 31, 2015	9

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

10	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments October 31, 2015	BlackRock Emerging Markets Fund, Inc. (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Austria — 2.0%
Erste Group Bank AG (a)	324,939	$9,528,447
Brazil — 5.5%
Banco Nacional SA, Preference Shares (a)	42,567,626	110
BB Seguridade Participacoes SA	635,976	4,386,553
BRF SA	239,018	3,724,827
Hypermarcas SA (a)	510,555	2,316,763
Itau Unibanco Holding SA, Preference Shares — ADR	1,332,428	9,127,132
Kroton Educacional SA	1,631,606	4,171,510
Multiplan Empreendimentos Imobiliarios SA	235,220	2,565,948

		26,292,843
China — 20.3%
Alibaba Group Holding Ltd. — SP ADR (a)(b)	48,915	4,100,544
Anhui Conch Cement Co., Ltd., Class H	3,074,000	9,379,692
Bank of China Ltd., Class H	49,216,200	23,208,455
CITIC Securities Co. Ltd., Class H	1,605,000	3,458,490
CNOOC Ltd.	10,714,000	12,101,586
Ctrip.com International Ltd. — ADR (a)	100,876	9,378,442
Hengan International Group Co. Ltd.	542,500	5,858,147
Industrial & Commercial Bank of China Ltd., Class H	6,885,000	4,367,191
PetroChina Co. Ltd., Class H	2,744,000	2,148,288
Tencent Holdings Ltd.	945,810	17,827,924
Vipshop Holdings Ltd. — ADR (a)	199,668	4,097,187

		95,925,946
Hong Kong — 7.6%
AIA Group Ltd.	1,053,000	6,174,086
China Merchants Holdings International Co. Ltd.	1,402,467	4,657,585
China Overseas Land & Investment Ltd.	3,914,000	12,641,697
China Overseas Property Holdings Ltd. (a)	2,025,333	347,546
Haier Electronics Group Co. Ltd.	3,035,000	5,865,591
Melco Crown Entertainment Ltd. — ADR	333,011	6,237,296

		35,923,801
India — 8.8%
Axis Bank Ltd.	816,000	5,913,780
Coal India Ltd.	1,246,266	6,086,953
Dr. Reddy’s Laboratories Ltd. — ADR	46,644	3,022,065
ICICI Bank Ltd. — ADR	786,792	6,782,147
ITC Ltd.	1,875,459	9,584,195
Just Dial Ltd.	285,899	3,499,660
Larsen & Toubro Ltd.	90,633	1,953,332
Tata Motors Ltd. — ADR (a)	156,048	4,614,339

		41,456,471
Indonesia — 1.0%
Bank Central Asia Tbk PT	4,977,624	4,676,115
Mexico — 5.8%
Cemex SAB de CV (a)	13,831,901	8,767,512

Common Stocks	Shares	Value
Mexico (continued)
Grupo Aeroportuario del Pacifico SAB de CV, Class B	419,785	$3,780,855
Grupo Financiero Banorte SAB de CV, Series O	2,004,132	10,792,451
Grupo Televisa SAB — ADR	48,152	1,403,149
Kimberly-Clark de Mexico SAB de CV, Class A	1,221,613	2,947,941

		27,691,908
Peru — 0.6%
Credicorp Ltd.	24,420	2,763,856
Philippines — 1.6%
BDO Unibank, Inc.	3,417,800	7,408,572
Russia — 5.0%
Magnit OJSC — GDR	109,327	4,962,178
NovaTek OAO — GDR	95,597	8,740,728
Sberbank of Russia — ADR	1,634,851	9,983,867

		23,686,773
South Africa — 6.2%
FirstRand Ltd.	1,291,045	4,730,825
Mr. Price Group Ltd.	403,310	6,192,888
Naspers Ltd., Class N	97,105	14,176,785
Sanlam Ltd.	981,524	4,434,256

		29,534,754
South Korea — 8.9%
GS Home Shopping, Inc.	19,815	2,956,150
Samsung Electronics Co. Ltd.	527	632,097
Samsung Electronics Co. Ltd., Preference Shares	7,248	7,570,388
SK Hynix, Inc.	475,433	12,723,645
SK Telecom Co. Ltd.	68,655	14,538,539
Wonik IPS Co. Ltd. (a)	442,882	3,650,080

		42,070,899
Switzerland — 2.1%
Luxoft Holding, Inc. (a)	152,372	10,154,070
Taiwan — 11.2%
Cathay Financial Holding Co. Ltd.	6,042,650	8,607,121
CTBC Financial Holding Co. Ltd.	13,847,522	7,586,450
Himax Technologies, Inc. — ADR	595,248	3,523,868
Hon Hai Precision Industry Co. Ltd.	2,397,861	6,373,655
Largan Precision Co. Ltd.	32,000	2,486,677
Pixart Imaging, Inc.	1,642,000	3,668,988
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	942,137	20,689,329

		52,936,088
Thailand — 2.6%
Kasikornbank PCL — NVDR	815,500	3,943,971
PTT PCL	135,900	1,050,748
Siam Cement PCL — NVDR	592,078	7,558,328

		12,553,047

Portfolio Abbreviations

ADR	American Depositary Receipts
BRL	Brazilian Real
GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipts
PCL	Public Company Limited
USD	U.S. Dollar

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	11

Schedule of Investments (continued)	BlackRock Emerging Markets Fund, Inc.

Common Stocks	Shares	Value
Turkey — 1.3%
Coca-Cola Icecek AS (b)	368,524	$4,665,320
Turkiye Halk Bankasi	348,189	1,304,383

		5,969,703
United Arab Emirates — 1.1%
Emaar Properties PJSC	2,921,595	5,131,577
United States — 3.1%
Cognizant Technology Solutions Corp., Class A (a)	122,612	8,351,103
First Cash Financial Services, Inc. (a)	27,504	1,049,278
Samsonite International SA	1,851,200	5,481,516

		14,881,897
Total Common Stocks — 94.7%		448,586,767

Participation Notes
Thailand — 0.1%
Deutsche Bank (Kasikornbank PCL), due 3/10/25 (a)	57,308	277,940
South Korea — 1.3%
UBS AG (Shinhan Financial Group Co., Ltd.), due 2/22/16 (a)	164,255	6,274,554
Total Participation Notes — 1.4%		6,552,494

Warrants		Shares	Value
Germany — 1.0%
Deutsche Bank AG (expires 12/03/24)		506,500	$2,422,862
Deutsche Bank AG (expires 01/19/17)		514,700	2,462,087
Total Warrants — 1.0%			4,884,949
Total Long-Term Investments (Cost — $440,527,601) — 97.1%			460,024,210

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (c)(d)		193,162,427	193,162,427

		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.25% (c)(d)(e)	USD	3,918	3,917,695
Total Short-Term Securities (Cost — $197,080,122) — 41.6%			197,080,122
Total Investments (Cost — $637,607,723) — 138.7%			657,104,332
Liabilities in Excess of Other Assets — (38.7)%			(183,519,470)

Net Assets — 100.0%			$473,584,862

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the year ended October 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at October 31, 2014	Net Activity	Shares/Beneficial Interest Held at October 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	43,360,200	149,802,227	193,162,427	$15,707
BlackRock Liquidity Series, LLC, Money Market Series	$2,234,028	$1,683,667	$3,917,695	$166,335	[1]

[1]    Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Represents the current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended October 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Loss from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	$(5,694,507)	—	—	—	$(5,694,507)

See Notes to Financial Statements.

12	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Emerging Markets Fund, Inc.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts purchased	$61,716,665	[1]

[1] Average amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Austria	—	$9,528,447	—	$9,528,447
Brazil	$26,292,733	—	$110	26,292,843
China	17,576,173	78,349,773	—	95,925,946
Hong Kong	6,584,842	29,338,959	—	35,923,801
India	14,418,551	27,037,920	—	41,456,471
Indonesia	—	4,676,115	—	4,676,115
Mexico	27,691,908	—	—	27,691,908
Peru	2,763,856	—	—	2,763,856
Philippines	—	7,408,572	—	7,408,572
Russia	—	23,686,773	—	23,686,773
South Africa	6,192,888	23,341,866	—	29,534,754
South Korea	—	42,070,899	—	42,070,899
Switzerland	10,154,070	—	—	10,154,070
Taiwan	24,213,197	28,722,891	—	52,936,088
Thailand	1,050,748	11,502,299	—	12,553,047
Turkey	—	5,969,703	—	5,969,703
United Arab Emirates	—	5,131,577	—	5,131,577
United States	14,881,897	—	—	14,881,897
Participation Notes	—	6,552,494	—	6,552,494
Warrants	—	4,884,949	—	4,884,949
Short-Term Securities	193,162,427	3,917,695	—	197,080,122

Total	$344,983,290	$312,120,932	$110	$657,104,332

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$13,519,000	—	—	$13,519,000
Foreign currency at value	7,676,266	—	—	7,676,266
Liabilities:
Collateral on securities loaned at value	—	$(3,917,695)	—	(3,917,695)

Total	$21,195,266	$(3,917,695)	—	$17,277,571

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	13

Schedule of Investments (concluded)	BlackRock Emerging Markets Fund, Inc.

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 1[1]	Transfers Out of Level 1[2]	Transfers Into Level 2[2]	Transfers Out of Level 2[1]
Assets:
Investments:
Common Stocks:
India	—	$(8,041,564)	$8,041,564	—
United States	$8,361,970	—	—	$(8,361,970)

Total	$8,361,970	$(8,041,564)	$8,041,564	$(8,361,970)

[1]    Systematic Fair Value Prices were not utilized at period end for these investments.

[2] External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

14	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments October 31, 2015	BlackRock Latin America Fund, Inc. (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 1.1%
YPF SA, ADR	88,000	$1,879,680
Brazil — 42.9%
AMBEV SA, ADR	1,985,000	9,666,950
Arezzo Industria e Comercio SA	140,000	762,339
Banco Bradesco SA — ADR	1,148,000	6,245,120
BB Seguridade Participacoes SA	860,000	5,931,726
BM&FBovespa SA	1,290,000	3,813,253
BRF SA — ADR	328,000	5,028,240
CCR SA	347,000	1,090,519
Cielo SA	390,000	3,702,247
Cosan Logistica SA	1,130,000	380,910
Fibria Celulose SA	215,000	2,934,644
Fibria Celulose SA — Sponsored ADR	150,000	2,028,000
Iguatemi Empresa de Shopping Centers SA	170,000	939,804
Itau Unibanco Holding SA, Preference Shares — ADR	1,097,000	7,514,450
Klabin SA, Preference Shares	380,000	2,160,843
Odontoprev SA	210,000	537,994
Petroleo Brasileiro SA — ADR (a)	730,000	2,912,700
Qualicorp SA	255,000	1,071,165
Raia Drogasil SA	165,000	1,710,946
Sao Martinho SA	53,022	610,848
Telefonica Brasil SA — ADR	58,354	604,547
Telefonica Brasil SA, Preference Shares	301,646	3,124,751
Transmissora Alianca de Energia Eletrica SA	188,000	970,090
Ultrapar Participacoes SA	178,000	3,092,401
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	70,900	805,049
WEG SA	565,000	2,109,658

		69,749,194
Chile — 2.6%
CorpBanca	138,000,000	1,256,777
Empresa Nacional de Electricidad SA	689,000	863,185
Empresa Nacional de Electricidad SA — ADR	23,000	868,940
SACI Falabella	183,000	1,226,977

		4,215,879
Colombia — 0.6%
Cemex Latam Holdings SA (a)	270,000	939,455
Mexico — 40.7%
Alfa SAB de CV, Series A	1,540,000	3,208,139
Alsea SAB de CV	355,000	1,166,584
America Movil SAB de CV, Series L — ADR	385,000	6,856,850
Arca Continental SAB de CV	225,000	1,440,491
Cemex SAB de CV — ADR (a)	1,170,000	7,382,700
Concentradora Fibra Hotelera Mexicana SA de CV	574,000	561,566
Corp. Inmobiliaria Vesta SAB de CV	975,000	1,600,819
Fibra Uno Administracion SA de CV	925,000	2,031,687
Fomento Economico Mexicano SAB de CV — ADR	113,000	11,197,170
Gentera SAB de CV	1,645,000	3,030,510
Grupo Aeroportuario del Pacifico SAB de CV, Class B	141,000	1,269,937
Grupo Financiero Banorte SAB de CV, Series O	1,453,000	7,824,550
Grupo Mexico SAB de CV, Series B	1,690,000	4,117,110
Grupo Sanborns SA de CV (b)	989,762	1,740,703

Common Stocks		Shares	Value
Mexico (continued)
Grupo Televisa SAB — ADR		114,000	$3,321,960
Mexico Real Estate Management SA de CV (a)		684,000	949,528
PLA Administradora Industrial S de RL de CV (a)		1,000,000	1,845,282
Wal-Mart de Mexico SAB de CV		2,549,000	6,725,195

			66,270,781
Peru — 7.8%
Compania de Minas Buenaventura SA — ADR		235,000	1,506,350
Credicorp Ltd.		63,000	7,130,340
Grana y Montero SA — ADR		104,000	427,440
Southern Copper Corp. (b)		130,000	3,608,800

			12,672,930
United Kingdom — 0.5%
Antofagasta PLC		93,000	751,824
Total Common Stocks — 96.2%			156,479,743

Corporate Bonds		Par (000)
Brazil — 0.5%
Hypermarcas SA, 11.30%, 10/15/18	BRL	824	106,615
Klabin SA:
12.24%, 1/08/19 (c)(d)		1,528	431,992
7.25%, 6/15/20		22	126,705
2.50%, 6/15/22		22	126,705
Lupatech SA, Series 1, 6.50%, 4/15/18 (a)(d)(e)		2,128	27,645
Total Corporate Bonds — 0.5%			819,662

Participation Notes
Brazil — 0.8%
Morgan Stanley BV, (Lojas Renner SA), due 2/27/17	USD	185	1,270,084
Netherlands — 0.1%
Morgan Stanley BV (Odontoprev SA), due 2/10/17		50,000	137,000
Total Participation Notes — 0.9%			1,407,084

Warrants		Shares
Brazil — 0.4%
CCR SA (Expires 6/7/16)		105,000	329,984
Hypermarcas SA (Expires 10/15/15)		2	—
Klabin SA (Expires 06/15/20)		22	—
Merrill Lynch International & Co. (Expires 04/22/16)		45	204,198
Merrill Lynch International & Co. (Expires 05/04/16)		50	128,094
Total Warrants — 0.4%			662,276
Total Long-Term Investments (Cost — $164,889,469) — 98.0%			159,368,765

Portfolio Abbreviations

ADR	American Depositary Receipts
BRL	Brazilian Real
USD	U.S. Dollar

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	15

Schedule of Investments (continued)	BlackRock Latin America Fund, Inc.

Short-Term Securities		Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (f)(g)		1,410,505	$1,410,505

		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.25% (f)(g)(h)	USD	1,070	1,070,034
Total Short-Term Securities (Cost — $2,480,539) — 1.5%			2,480,539
Total Investments (Cost — $167,370,008) — 99.5%			161,849,304
Other Assets Less Liabilities — 0.5%			835,847

Net Assets — 100.0%			$162,685,151

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of period end.

(d)	Convertible security.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	During the year ended October 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at October 31, 2014	Net Activity	Shares/Beneficial Interest Held at October 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	9,605,292	(8,194,787)	1,410,505	$2,983
BlackRock Liquidity Series, LLC, Money Market Series	$418,423	$651,611	$1,070,034	$13,743	[1]

[1]    Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(g)	Represents the current yield as of period end.

(h)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Argentina	$1,879,680	—	—	$1,879,680
Brazil	69,749,194	—	—	69,749,194
Chile	4,215,879	—	—	4,215,879
Colombia	939,455	—	—	939,455
Mexico	66,270,781	—	—	66,270,781
Netherlands	—	—	—	—

See Notes to Financial Statements.

16	ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (concluded)	BlackRock Latin America Fund, Inc.

	Level 1	Level 2	Level 3	Total
Assets (concluded):
Investments (concluded):
Common Stocks (concluded):
Peru	$12,672,930	—	—	$12,672,930
United Kingdom	—	$751,824	—	751,824
Participation Notes	—	—	$1,407,084	1,407,084
Corporate Bonds	—	281,055	538,607	819,662
Warrants	—	662,276	—	662,276
Short-Term Securities	1,410,505	1,070,034	—	2,480,539

Total	$157,138,424	$2,765,189	$1,945,691	$161,849,304

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$857,244	—	—	$857,244
Liabilities:
Collateral on securities loaned at value	—	$(1,070,034)	—	(1,070,034)

Total	$857,244	$(1,070,034)	—	$(212,790)

During the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Corporate Bonds	Participation Notes	Total
Assets:
Opening Balance, as of October 31, 2014	$2,027,825	$5,486,507	$7,514,332
Transfers into Level 3	—	—	—
Transfers out of Level 3	(258,978)	—	(258,978)
Accrued discounts/premiums	5,547	—	5,547
Net realized gain (loss)	(628,655)	(1,231,629)	(1,860,284)
Net change in unrealized appreciation/depreciation[1,2]	(92,525)	494,389	401,864
Purchases	—	386,340	386,340
Sales	(514,607)	(3,728,523)	(4,243,130)
Closing Balance, as of October 31, 2015	$538,607	$1,407,084	$1,945,691

Net change in unrealized appreciation/depreciation on investments still held at October 31, 2015[2]	$(210,711)	$(301,729)	$(512,440)

[1]    Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[2]    Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at October 31, 2015, is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	17

Statements of Assets and Liabilities

October 31, 2015	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.

Assets
Investments at value — unaffiliated[1,2]	$460,024,210	$159,368,765
Investments at value — affiliated[3]	197,080,122	2,480,539
Cash pledged for financial futures contracts	13,519,000	—
Receivables:
Investments sold	54,289,867	20,806
Capital shares sold	870,587	1,889,639
Dividends	190,614	154,573
Securities lending income — affiliated	17,822	1,037
Interest	—	14,392
Foreign currency at value[4]	7,676,266	857,244
Variation margin receivable on financial futures contracts	1,488,515	—
Prepaid expenses	67,481	27,573

Total assets	735,224,484	164,814,568

Liabilities
Collateral on securities loaned at value	3,917,695	1,070,034
Payables:
Capital shares redeemed	251,219,177	273,034
Investments purchased	5,187,096	309,941
Investment advisory fees	615,383	140,109
Service and distribution fees	136,548	40,828
Officer’s and Directors’ fees	5,061	3,063
Other affiliates	180	592
Deferred foreign capital gain tax	—	16,447
Other accrued expenses	558,482	275,369

Total liabilities	261,639,622	2,129,417

Net Assets	$473,584,862	$162,685,151

Net Assets Consist of
Paid-in capital	$581,642,152	$250,972,475
Undistributed net investment income	4,100,248	705,383
Accumulated net realized loss	(131,306,956)	(83,288,142)
Net unrealized appreciation (depreciation)	19,149,418	(5,704,565)

Net Assets	$473,584,862	$162,685,151

[1] Investments at cost — unaffiliated	$440,527,601	$164,889,469
[2] Securities loaned at value	$3,807,558	$1,049,585
[3] Investments at cost — affiliated	$197,080,122	$2,480,539
[4] Foreign currency at cost	$7,676,272	$1,013,041

See Notes to Financial Statements.

18	ANNUAL REPORT	OCTOBER 31, 2015

Statements of Assets and Liabilities (concluded)

October 31, 2015	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.

Net Asset Value
Institutional:
Net assets	$169,509,329	$45,472,081

Shares outstanding, 100 million shares authorized	10,267,645	1,299,865

Net asset value	$16.51	$34.98

Par value	$0.100	$0.100

Investor A:
Net assets	$193,165,016	$93,493,799

Shares outstanding, 100 million shares authorized	12,153,513	2,713,782

Net asset value	$15.89	$34.45

Par value	$0.100	$0.100

Investor B:
Net assets	—	$932,357

Shares outstanding, 100 million shares authorized	—	28,972

Net asset value	—	$32.18

Par value	—	$0.100

Investor C:
Net assets	$110,910,517	$22,786,914

Shares outstanding, 100 million shares authorized	8,225,902	725,455

Net asset value	$13.48	$31.41

Par value	$0.100	$0.100

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	19

Statements of Operations

Year Ended October 31, 2015	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.

Investment Income
Dividends — unaffiliated	$19,556,543	$5,652,709
Securities lending — affiliated — net	166,335	13,743
Dividends — affiliated	15,707	2,983
Interest	2,060	306,840
Foreign taxes withheld	(2,171,273)	(497,714)

Total income	17,569,372	5,478,561

Expenses
Investment advisory	8,131,064	2,244,678
Service — Investor A	537,562	316,098
Service and distribution — Investor B	3,559	17,696
Service and distribution — Investor C	1,213,621	337,331
Transfer agent — Institutional	211,348	92,773
Transfer agent — Investor A	533,660	243,394
Transfer agent — Investor B	1,980	9,329
Transfer agent — Investor C	387,177	103,452
Custodian	483,881	115,064
Accounting services	222,388	68,331
Registration	93,016	66,927
Professional	85,301	70,157
Printing	55,787	19,352
Officer and Directors	28,512	12,536
Miscellaneous	32,909	24,707

Total expenses	12,021,765	3,741,825
Less fees waived by the Manager	(14,252)	(2,477)

Total expenses after fees waived	12,007,513	3,739,348

Net investment income	5,561,859	1,739,213

Realized and Unrealized Gain (Loss)
Net realized loss from:
Investments	(60,548,463)[1]	(22,711,777)
Financial futures contracts	(5,694,507)	—
Foreign currency transactions	(1,011,948)	(129,050)

	(67,254,918)	(22,840,827)

Net change in unrealized appreciation (depreciation) on:
Investments	(100,032,973)[2]	(75,276,342)[3]
Foreign currency translations	(365,200)	5,098

	(100,398,173)	(75,271,244)

Net realized and unrealized loss	(167,653,091)	(98,112,071)

Net Decrease in Net Assets Resulting from Operations	$(162,091,232)	$(96,372,858)

[1] Including $438,869 realized foreign capital gain tax.
[2] Including $(671,984) unrealized foreign capital gain tax.
[3] Including $(16,447) unrealized foreign capital gain tax.

See Notes to Financial Statements.

20	ANNUAL REPORT	OCTOBER 31, 2015

Statements of Changes in Net Assets

	BlackRock Emerging Markets Fund, Inc.		BlackRock Latin America Fund, Inc.
	Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets:	2015	2014	2015	2014

Operations
Net investment income	$5,561,859	$3,579,170	$1,739,213	$5,836,091
Net realized gain (loss)	(67,254,918)	(19,480,161)	(22,840,827)	1,366,790
Net change in unrealized appreciation (depreciation)	(100,398,173)	45,056,087	(75,271,244)	(21,585,420)

Net increase (decrease) in net assets resulting from operations	(162,091,232)	29,155,096	(96,372,858)	(14,382,539)

Distributions to Shareholders[1]
From net investment income:
Institutional	(2,841,195)	(1,306,745)	(1,688,848)	(957,184)
Investor A	(328,181)	(505,371)	(3,149,648)	(1,407,408)
Investor B	—	—	(14,311)	—
Investor C	—	—	(488,390)	—

Decrease in net assets resulting from distributions to shareholders	(3,169,376)	(1,812,116)	(5,341,197)	(2,364,592)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(189,154,921)	278,046,334	(54,655,555)	(87,754,199)

Net Assets
Total increase (decrease) in net assets	(354,415,529)	305,389,314	(156,369,610)	(104,501,330)
Beginning of year	828,000,391	522,611,077	319,054,761	423,556,091

End of year	$473,584,862	$828,000,391	$162,685,151	$319,054,761

Undistributed net investment income, end of year	$4,100,248	$3,184,120	$705,383	$5,081,755

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	21

Financial Highlights	BlackRock Emerging Markets Fund, Inc.

	Institutional
	Year Ended October 31,
	2015		2014	2013		2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$20.56		$20.10	$19.28		$18.23	$20.50

Net investment income[1]	0.19		0.18	0.19		0.29	0.27
Net realized and unrealized gain (loss)	(4.13)		0.39	0.90		0.85	(2.34)[2]

Net increase (decrease) from investment operations	(3.94)		0.57	1.09		1.14	(2.07)

Distributions from net investment income[3]	(0.11)		(0.11)	(0.27)		(0.09)	(0.20)

Net asset value, end of year	$16.51		$20.56	$20.10		$19.28	$18.23

Total Return[4]
Based on net asset value	(19.24)%		2.86%	5.67%	[5]	6.37%	(10.21)%

Ratios to Average Net Assets
Total expenses	1.17%	[6]	1.17%	1.29%		1.33%	1.28%

Total expenses after fees waived	1.17%	[6]	1.16%	1.29%		1.33%	1.28%

Net investment income	0.98%	[6]	0.88%	0.95%		1.53%	1.39%

Supplemental Data
Net assets, end of year (000)	$169,509		$467,132	$186,724		$116,883	$127,181

Portfolio turnover rate	103%		94%	71%		155%	138%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]

Includes a payment from an affiliate to compensate for forgone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 5.51%.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ended October 31, 2015.

See Notes to Financial Statements.

22	ANNUAL REPORT	OCTOBER 31, 2015

Financial Highlights (continued)	BlackRock Emerging Markets Fund, Inc.

	Investor A
	Year Ended October 31,
	2015		2014	2013		2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$19.81		$19.38	$18.61		$17.60	$19.81

Net investment income[1]	0.10		0.06	0.13		0.22	0.18
Net realized and unrealized gain (loss)	(3.99)		0.42	0.86		0.83	(2.24)[2]

Net increase (decrease) from investment operations	(3.89)		0.48	0.99		1.05	(2.06)

Distributions from net investment income[3]	(0.03)		(0.05)	(0.22)		(0.04)	(0.15)

Net asset value, end of year	$15.89		$19.81	$19.38		$18.61	$17.60

Total Return[4]
Based on net asset value	(19.67)%		2.46%	5.30%	[5]	6.02%	(10.48)%

Ratios to Average Net Assets
Total expenses	1.62%	[6]	1.58%	1.60%		1.67%	1.59%

Total expenses after fees waived	1.62%	[6]	1.58%	1.60%		1.67%	1.59%

Net investment income	0.56%	[6]	0.32%	0.69%		1.24%	0.93%

Supplemental Data
Net assets, end of year (000)	$193,165		$231,467	$215,490		$174,637	$155,017

Portfolio turnover rate	103%		94%	71%		155%	138%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]

Includes a payment from an affiliate to compensate for forgone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 5.13%.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ended October 31, 2015.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	23

Financial Highlights (concluded)	BlackRock Emerging Markets Fund, Inc.

	Investor C
	Year Ended October 31,
	2015		2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$16.91		$16.65	$16.02	$15.26	$17.23

Net investment income (loss)[1]	(0.04)		(0.08)	(0.03)	0.06	0.05
Net realized and unrealized gain (loss)	(3.39)		0.34	0.74	0.71	(1.98)[2]

Net increase (decrease) from investment operations	(3.43)		0.26	0.71	0.77	(1.93)

Distributions from net investment income[3]	—		—	(0.08)	(0.01)	(0.04)

Net asset value, end of year	$13.48		$16.91	$16.65	$16.02	$15.26

Total Return[4]
Based on net asset value	(20.28)%		1.56%	4.45% [5]	5.07%	(11.21)%

Ratios to Average Net Assets
Total expenses	2.44%	[6]	2.41%	2.46%	2.56%	2.37%

Total expenses after fees waived	2.44%	[6]	2.41%	2.46%	2.56%	2.37%

Net investment income (loss)	(0.26)%	[6]	(0.49)%	(0.18)%	0.38%	0.30%

Supplemental Data
Net assets, end of year (000)	$110,911		$128,684	$119,015	$102,559	$87,455

Portfolio turnover rate	103%		94%	71%	155%	138%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]

Includes a payment from an affiliate to compensate for forgone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 4.27%.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ended October 31, 2015.

See Notes to Financial Statements.

24	ANNUAL REPORT	OCTOBER 31, 2015

Financial Highlights	BlackRock Latin America Fund, Inc.

	Institutional
	Year Ended October 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$54.16	$56.13	$58.82	$62.80	$75.35

Net investment income[1]	0.49	1.08	0.79	0.94	1.31
Net realized and unrealized loss	(18.53)	(2.52)	(2.48)	(4.38)	(12.58)

Net decrease from investment operations	(18.04)	(1.44)	(1.69)	(3.44)	(11.27)

Distributions from net investment income[2]	(1.14)	(0.53)	(1.00)	(0.54)	(1.28)

Net asset value, end of year	$34.98	$54.16	$56.13	$58.82	$62.80

Total Return[3]
Based on net asset value	(33.77)%	(2.51)%	(3.01)%	(5.43)%	(15.18)%

Ratios to Average Net Assets
Total expenses	1.32%	1.25%	1.27%	1.32%	1.26%

Total expenses after fees waived	1.32%	1.25%	1.27%	1.32%	1.26%

Net investment income	1.14%	1.99%	1.36%	1.55%	1.89%

Supplemental Data
Net assets, end of year (000)	$45,472	$87,941	$110,295	$125,473	$175,554

Portfolio turnover rate	35%	42%	66%	50%	33%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	25

Financial Highlights (continued)	BlackRock Latin America Fund, Inc.

	Investor A
	Year Ended October 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$53.31	$55.21	$57.90	$61.67	$74.07

Net investment income[1]	0.35	0.92	0.61	0.78	1.08
Net realized and unrealized loss	(18.24)	(2.47)	(2.43)	(4.25)	(12.37)

Net decrease from investment operations	(17.89)	(1.55)	(1.82)	(3.47)	(11.29)

Distributions from net investment income[2]	(0.97)	(0.35)	(0.87)	(0.30)	(1.11)

Net asset value, end of year	$34.45	$53.31	$55.21	$57.90	$61.67

Total Return[3]
Based on net asset value	(33.96)%	(2.78)%	(3.27)%	(5.60)%	(15.44)%

Ratios to Average Net Assets
Total expenses	1.61%	1.53%	1.53%	1.53%	1.55%

Total expenses after fees waived	1.61%	1.53%	1.53%	1.53%	1.55%

Net investment income	0.83%	1.72%	1.06%	1.32%	1.57%

Supplemental Data
Net assets, end of year (000)	$93,494	$178,571	$236,205	$315,531	$405,903

Portfolio turnover rate	35%	42%	66%	50%	33%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

26	ANNUAL REPORT	OCTOBER 31, 2015

Financial Highlights (continued)	BlackRock Latin America Fund, Inc.

	Investor B
	Year Ended October 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$49.60	$51.51	$53.96	$57.68	$69.31

Net investment income (loss)[1]	(0.11)	0.35	0.08	0.24	0.46
Net realized and unrealized loss	(17.04)	(2.26)	(2.28)	(3.96)	(11.59)

Net decrease from investment operations	(17.15)	(1.91)	(2.20)	(3.72)	(11.13)

Distributions from net investment income[2]	(0.27)	—	(0.25)	—	(0.50)

Net asset value, end of year	$32.18	$49.60	$51.51	$53.96	$57.68

Total Return[3]
Based on net asset value	(34.71)%	(3.71)%	(4.12)%	(6.45)%	(16.16)%

Ratios to Average Net Assets
Total expenses	2.69%	2.51%	2.44%	2.41%	2.40%

Total expenses after fees waived	2.69%	2.51%	2.44%	2.41%	2.40%

Net investment income (loss)	(0.27)%	0.71%	0.15%	0.43%	0.71%

Supplemental Data
Net assets, end of year (000)	$932	$2,820	$5,009	$7,989	$11,866

Portfolio turnover rate	35%	42%	66%	50%	33%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2015	27

Financial Highlights (concluded)	BlackRock Latin America Fund, Inc.

	Investor C
	Year Ended October 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$48.57	$50.37	$52.79	$56.39	$67.92

Net investment income (loss)[1]	(0.02)	0.43	0.13	0.27	0.51
Net realized and unrealized loss	(16.64)	(2.23)	(2.24)	(3.87)	(11.35)

Net decrease from investment operations	(16.66)	(1.80)	(2.11)	(3.60)	(10.84)

Distributions from net investment income[2]	(0.50)	—	(0.31)	—	(0.69)

Net asset value, end of year	$31.41	$48.57	$50.37	$52.79	$56.39

Total Return[3]
Based on net asset value	(34.53)%	(3.57)%	(4.05)%	(6.38)%	(16.10)%

Ratios to Average Net Assets
Total expenses	2.48%	2.36%	2.35%	2.35%	2.33%

Total expenses after fees waived	2.47%	2.36%	2.35%	2.35%	2.33%

Net investment income (loss)	(0.04)%	0.88%	0.25%	0.49%	0.80%

Supplemental Data
Net assets, end of year (000)	$22,787	$49,724	$72,047	$111,344	$160,612

Portfolio turnover rate	35%	42%	66%	50%	33%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

28	ANNUAL REPORT	OCTOBER 31, 2015

Notes to Financial Statements

1. Organization:

BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc. are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Fund is organized as a Maryland corporation. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Emerging Markets Fund, Inc.	Emerging Markets	Non-diversified
BlackRock Latin America Fund, Inc.	Latin America	Non-diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

On June 23, 2015, all of the issued and outstanding Investor B Shares of Emerging Markets were converted into Investor A Shares of Emerging Markets with the same aggregate net asset value.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional	No	No	None
Investor A Shares . .	Yes	No1	None
Investor B Shares . .	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

ANNUAL REPORT	OCTOBER 31, 2015	29

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges. Effective September 2015, the arrangement with its custodian for earning credits on uninvested cash balances has ceased and the custodian will be imposing fees on certain uninvested cash balances.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

30	ANNUAL REPORT	OCTOBER 31, 2015

Notes to Financial Statements (continued)

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets.

•

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

ANNUAL REPORT	OCTOBER 31, 2015	31

Notes to Financial Statements (continued)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments has been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Participation Notes: Participation notes (“P-Notes”) are promissory notes issued by banks or broker-dealers that are designed to offer a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. These investments are typically used to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay or receive the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by a Fund as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The holder of a P-Note must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by a Fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Warrants: Warrants entitle a Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the

32	ANNUAL REPORT	OCTOBER 31, 2015

Notes to Financial Statements (continued)

defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Emerging Markets
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$2,604,092	$(2,604,092)	—
JPMorgan Clearing Corp.	254,005	(254,005)	—
UBS Securities LLC	949,461	(949,461)	—

Total	$3,807,558	$(3,807,558)	—

Latin America
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Deutsche Bank Securities Inc.	$21,105	$(21,105)	—
Morgan Stanley & Co. LLC.	1,028,480	(1,028,480)	—

Total	$1,049,585	$(1,049,585)	—

[1]

Collateral with a value of $3,917,695 and $1,070,034 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage economically their exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: Certain Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

ANNUAL REPORT	OCTOBER 31, 2015	33

Notes to Financial Statements (continued)

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.00%
$1 Billion — $3 Billion	0.94%
$3 Billion — $5 Billion	0.90%
$5 Billion — $10 Billion	0.87%
Greater than $10 Billion	0.85%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any. For the year ended October 31, 2015, the amounts waived were as follows:

	Emerging Markets	Latin America
Amounts waived	$14,252	$2,477

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

For the year ended October 31, 2015, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	Emerging Markets	Latin America
Amounts reimbursed	$9,485	$3,122

The Funds entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended October 31, 2015, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Emerging Markets	Latin America
Institutional	$2,769	$1,281
Investor A	$10,587	$16,131
Investor B	$179	$661
Investor C	$3,959	$1,038

34	ANNUAL REPORT	OCTOBER 31, 2015

Notes to Financial Statements (continued)

For the year ended October 31, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

	Emerging Markets	Latin America
Investor A	$42,869	$3,732

For the year ended October 31, 2015, affiliates received CDSCs as follows:

	Emerging Markets	Latin America
Investor A	$33,881	—
Investor B	$103	$179
Investor C	$18,789	$2,428

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended October 31, 2015, each Fund paid BIM the following amounts for securities lending agent services:

	Emerging Markets	Latin America
Securities lending services	$34,939	$3,196

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

7. Purchases and Sales:

For the year ended October 31, 2015, purchases and sales of investments excluding short-term securities, were as follows:

	Emerging Markets	Latin America
Purchases	$794,146,810	$78,538,678
Sales	$959,860,504	$130,501,808

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four years ended October 31, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

ANNUAL REPORT	OCTOBER 31, 2015	35

Notes to Financial Statements (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the characterization of expenses, and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

	Emerging Markets	Latin America
Undistributed net investment income	$(1,476,355)	$(774,388)
Accumulated net realized loss	$1,476,355	$774,388

The tax character of distributions paid was as follows:

		Emerging Markets	Latin America
Ordinary income	10/31/2015	$3,169,376	$5,341,197
	10/31/2014	$1,812,116	$2,364,592

Total	10/31/2015	$3,169,376	$5,341,197

	10/31/2014	$1,812,116	$2,364,592

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Emerging Markets	Latin America
Undistributed ordinary income	$4,009,959	$708,217
Capital loss carryforwards	(114,429,884)	(70,579,874)
Net unrealized gains/losses[1]	2,362,635	(18,415,667)

Total	$(108,057,290)	$(88,287,324)

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the realization for tax purposes of unrealized gain on investments in passive foreign investment companies.

As of period end, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,	Emerging Markets	Latin America
No expiration date[1]	$102,831,598	$26,611,231
2017	11,598,286	43,968,643

Total	$114,429,884	$70,579,874

[1]	Must be utilized prior to losses subject to expiration.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Emerging Markets	Latin America
Tax cost	$654,484,795	$180,079,048

Gross unrealized appreciation	$52,176,838	$11,456,883
Gross unrealized depreciation	(49,557,301)	(29,686,627)

Net unrealized appreciation (depreciation)	$2,619,537	$(18,229,744)

9. Bank Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to

36	ANNUAL REPORT	OCTOBER 31, 2015

Notes to Financial Statements (continued)

time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended October 31, 2015, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

As of period end, the Funds’ investments had the following industry classifications:

Emerging Markets

Industry	Percent of Long-Term Investments

Banks	24%
Semiconductors & Semiconductor Equipment	11
Oil, Gas & Consumable Fuels	7
Construction Materials	6
Insurance	5
Other[1]	47

Latin America

Industry	Percent of Long-Term Investments

Banks	20%
Beverages	14
Metals & Mining	6
Food & Staples Retailing	5
Other[1]	55

[1]	All other industries held were each less than 5% of long-term investments.

ANNUAL REPORT	OCTOBER 31, 2015	37

Notes to Financial Statements (continued)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended October 31, 2015		Year Ended October 31, 2014
Emerging Markets	Shares	Amount	Shares	Amount
Institutional
Shares sold	11,688,582	$220,323,424	17,763,925	$348,993,662
Shares issued to shareholders in reinvestment of distributions	144,097	2,760,865	61,418	1,200,104
Shares redeemed	(24,288,826)	(428,109,488)	(4,391,348)	(89,480,055)

Net increase (decrease)	(12,456,147)	$(205,025,199)	13,433,995	$260,713,711

Investor A
Shares sold and automatic conversion of shares	3,447,061	$61,932,631	3,203,227	$61,575,746
Shares issued to shareholders in reinvestment of distributions	16,435	304,346	24,777	468,298
Shares redeemed	(2,996,802)	(54,683,654)	(2,657,944)	(51,286,483)

Net increase	466,694	$7,553,323	570,060	$10,757,561

Investor B
Shares sold	855	$14,384	2,281	$39,431
Shares redeemed and automatic conversion of shares	(42,007)	(706,053)	(41,466)	(698,515)

Net decrease	(41,152)	$(691,669)	(39,185)	$(659,084)

Investor C
Shares sold	2,421,392	$36,931,920	2,176,534	$35,675,290
Shares redeemed	(1,803,292)	(27,923,296)	(1,715,814)	(28,441,144)

Net increase	618,100	$9,008,624	460,720	$7,234,146

Total Net Increase (Decrease)	(11,412,505)	$(189,154,921)	14,425,590	$278,046,334

38	ANNUAL REPORT	OCTOBER 31, 2015

Notes to Financial Statements (concluded)

	Year Ended October 31, 2015		Year Ended October 31, 2014
Latin America Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	550,715	$23,578,567	746,988	$40,468,734
Shares issued to shareholders in reinvestment of distributions	32,763	1,470,584	16,287	842,525
Shares redeemed	(907,295)	(39,274,640)	(1,104,566)	(59,318,590)

Net decrease	(323,817)	$(14,225,489)	(341,291)	$(18,007,331)

Investor A
Shares sold and automatic conversion of shares	309,560	$13,091,135	469,451	$25,155,174
Shares issued to shareholders in reinvestment of distributions	63,004	2,792,237	24,321	1,241,350
Shares redeemed	(1,008,316)	(43,501,756)	(1,422,497)	(74,930,453)

Net decrease	(635,752)	$(27,618,384)	(928,725)	$(48,533,929)

Investor B
Shares sold	2	$129	416	$19,697
Shares issued to shareholders in reinvestment of distributions	322	13,492	—	—
Shares redeemed and automatic conversion of shares	(28,207)	(1,124,722)	(40,804)	(1,960,647)

Net decrease	(27,883)	$(1,111,101)	(40,388)	$(1,940,950)

Investor C
Shares sold	52,311	$2,058,716	116,429	$5,623,757
Shares issued to shareholders in reinvestment of distributions	10,994	447,651	—	—
Shares redeemed	(361,650)	(14,206,948)	(523,004)	(24,895,746)

Net decrease	(298,345)	$(11,700,581)	(406,575)	$(19,271,989)

Total Net Decrease	(1,285,797)	$(54,655,555)	(1,716,979)	$(87,754,199)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

ANNUAL REPORT	OCTOBER 31, 2015	39

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc. (collectively, the “Funds”), including the schedules of investments as of October 31, 2015, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc. as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

December 23, 2015

Important Tax Information (Unaudited)

During the fiscal year ended October 31, 2015, the following information is provided with respect to the ordinary income distributions paid:

	Payable Date	Emerging Markets	Latin America
Qualified Dividend Income for Individuals[1,2]	12/18/14	100.00%	100.00%

Foreign Source Income[2]	12/18/14	99.86%	99.77%

Foreign Taxes Paid Per Share[3]	12/18/14	$0.070849	$0.104384

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

[3]

The foreign taxes paid represent taxes incurred by the Funds on income received by the Funds from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

40	ANNUAL REPORT	OCTOBER 31, 2015

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors of BlackRock Emerging Markets Fund, Inc. (“Emerging Markets Fund”) met in person on April 21, 2015 and May 18-20, 2015 to consider the approval of the investment advisory agreement (the “Emerging Markets Advisory Agreement”) between Emerging Markets Fund and BlackRock Advisors, LLC (the “Manager”), its investment advisor. The Board of Directors of Emerging Markets Fund also considered the approval of the sub-advisory agreement (the “Emerging Markets Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (“BIL” or the “Sub-Advisor”) with respect to Emerging Markets Fund.

The Board of Directors of BlackRock Latin America Fund, Inc. (“Latin America Fund”) met in person on April 21, 2015 and May 18-20, 2015 to consider the approval of the investment advisory agreement (the “Latin America Advisory Agreement”) between Latin America Fund and the Manager, its investment advisor. The Board of Directors of Latin America Fund also considered the approval of the sub-advisory agreement (the “Latin America Sub-Advisory Agreement”) between the Manager and BIL with respect to Latin America Fund.

Emerging Markets Fund and Latin America Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Emerging Markets Advisory Agreement, the Emerging Markets Sub-Advisory Agreement, the Latin America Advisory Agreement and the Latin America Sub-Advisory Agreement are referred to herein individually as an “Agreement” or collectively as the “Agreements.” For simplicity: (a) the Board of Directors of Emerging Markets Fund and the Board of Directors of Latin America Fund are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and (b) the meetings held on April 21, 2015 are referred to as the “April Meeting” and the meetings held on May 18-20, 2015 are referred to as the “May Meeting.”

Activities and Composition of the Boards

On the date of the May Meeting, each Board consisted of fourteen individuals, thirteen of whom were not “interested persons” of the pertinent Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the pertinent Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the pertinent Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the pertinent Agreements, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered, with respect to each Fund, as pertinent, were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation

ANNUAL REPORT	OCTOBER 31, 2015	41

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper;1 (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, (a) the Board of Emerging Markets Fund, including the Independent Board Members, approved the continuation of the Emerging Markets Advisory Agreement between the Manager and Emerging Markets Fund and the Emerging Markets Sub-Advisory Agreement between the Manager and BIL with respect to Emerging Markets Fund, each for a one-year term ending June 30, 2016; and (b) the Board of Latin America Fund, including the Independent Board Members, approved the continuation of the Latin America Advisory Agreement between the Manager and Latin America Fund and the Latin America Sub-Advisory Agreement between the Manager and BIL with respect to Latin America Fund, each for a one-year term ending June 30, 2016. In approving the continuation of the pertinent Agreements, each Board considered, with respect to the applicable Fund: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of its Expense Peers and the Fund’s performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of the applicable Fund’s shares, securities lending and cash management, services related to the valuation and pricing of the portfolio holdings of the applicable Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the applicable Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the applicable

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

42	ANNUAL REPORT	OCTOBER 31, 2015

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the applicable Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of the applicable Fund. In preparation for the April Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with their review, the Boards received and reviewed information regarding the investment performance of each Fund as compared to other funds in the Fund’s applicable Lipper category. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meet with Lipper representatives to review its methodology. Each Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the pertinent Fund throughout the year.

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of Emerging Markets Fund noted that for each of the one-, three- and five-year periods reported, Emerging Markets Fund ranked in the second quartile against its Lipper Performance Universe.

The Board of Latin America Fund noted that for the one-, three- and five-year periods reported, Latin America Fund ranked in the second quartile, fourth quartile and three out of three funds, respectively, against its Lipper Performance Universe. The Board noted the Fund’s improved performance during the one-year period. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three- and five-year periods. BlackRock informed the Board that, among other things, the Fund’s overweight to Brazil and underweight to most other countries in the region was the primary driver of underperformance during the three- and five year periods.

The Board of Latin America Fund and BlackRock discussed BlackRock’s strategy for improving Latin America Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to do so.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed the applicable Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any

ANNUAL REPORT	OCTOBER 31, 2015	43

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared the applicable Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Boards reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to the applicable Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the applicable Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs to the management of the applicable Fund. The Boards may periodically receive and review information from independent third parties as part of their annual evaluations. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act fund business. The Boards considered the results of that evaluation in connection with BlackRock’s profitability reporting. Each Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the pertinent Agreements and to continue to provide the high quality of services that is expected by that Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board of Emerging Markets Fund noted that Emerging Markets Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board determined that the Fund’s actual management fee was appropriate in light of the median actual management fee paid by the Fund’s Expense Peers.

The Board of Latin America Fund noted that Latin America Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the third and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board determined that the Fund’s actual management fee was appropriate in light of the median actual management fee paid by the Fund’s Expense Peers.

The Boards also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the applicable Fund increase, as well as the existence of expense caps, as applicable. Each Board also considered the extent to which the applicable Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

44	ANNUAL REPORT	OCTOBER 31, 2015

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. Each Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of Emerging Markets Fund, including the Independent Board Members, approved the continuation of the Emerging Markets Advisory Agreement between the Manager and Emerging Markets Fund and the Emerging Markets Sub-Advisory Agreement between the Manager and BIL with respect to Emerging Markets Fund, each for a one-year term ending June 30, 2016. The Board of Latin America Fund, including the Independent Board Members, approved the continuation of the Latin America Advisory Agreement between the Manager and Latin America Fund and the Latin America Sub-Advisory Agreement between the Manager and BIL with respect to Latin America Fund, each for a one-year term ending June 30, 2016.

Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the applicable Agreements were fair and reasonable and in the best interest of the applicable Fund and its shareholders. In arriving at a decision to approve the applicable Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the pertinent Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	OCTOBER 31, 2015	45

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Rodney D. Johnson 1941	Chair of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 161 Portfolios	None
David O. Beim 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 161 Portfolios	None
Collette Chilton 1958	Director	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 161 Portfolios	None
Frank J. Fabozzi 1948	Director	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	108 RICs consisting of 236 Portfolios	None
Dr. Matina S. Horner 1939	Director	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 161 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Director	Since 2007	Professor Emeritus, New York University since 2005; President, London Center for Policy Research since 2012; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 161 Portfolios	None
Cynthia A. Montgomery 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 161 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Director	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 161 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 161 Portfolios	None
Toby Rosenblatt 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 161 Portfolios	None

46	ANNUAL REPORT	OCTOBER 31, 2015

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
Mark Stalnecker 1951	Director	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate since 2001; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014.	33 RICs consisting of 161 Portfolios	None
Kenneth L. Urish 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 161 Portfolios	None
Frederick W. Winter 1945	Director	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 161 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

[3]    Date shown is the earliest date a person has served for the Funds. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Fund’s board in 2007, those Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Director[4]
Barbara G. Novick 1960	Director	Since 2015	Vice Chairman of BlackRock since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	108 RICs consisting of 236 Portfolios	None
John M. Perlowski 1964	Director, President, and Chief Executive Officer	Director since 2015; President and Chief Executive Officer since 2010	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 334 Portfolios	None

[4]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause therefor.

ANNUAL REPORT	OCTOBER 31, 2015	47

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Secretary of the iShares exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Fund serve at the pleasure of the Board.
Further information about the Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762

Effective September 25, 2015, John M. Perlowski was appointed to serve as a Director of the Funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock International Limited Edinburgh, EH3 8BL United Kingdom	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Sidley Austin LLP New York, NY 10019	Accounting Agent State Street Bank and Trust Company Boston, MA 02110

48	ANNUAL REPORT	OCTOBER 31, 2015

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ANNUAL REPORT	OCTOBER 31, 2015	49

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

50	ANNUAL REPORT	OCTOBER 31, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMLA-10/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Fund	$39,138	$39,529	$0	$0	$14,127	$13,850	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

2

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Fund	$14,127	$13,850

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

3

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Emerging Markets Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Emerging Markets Fund, Inc.

Date: January 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Emerging Markets Fund, Inc.

Date: January 4, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Emerging Markets Fund, Inc.

Date: January 4, 2016

5